                                                                  EXHIBIT 1.(10)

Part 1
Application to:  [_] MONY Life Insurance Company

--------------------------------------------------------------------------------------
  SECTION A-PERSONAL INFORMATION
--------------------------------------------------------------------------------------
     Insured's Name (Print name as it is to appear on the policy.)

                                                                                Insurance
--
1.       First           Middle                    Last                  Sex      Age       Birthdate           Birthplace
--
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                         M/F                mo/day/yr           state/country
Social Security Number            Driver's License Number              License State            Marital Status (circle one)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      single married widowed divorced separated
---------------------------------------------------------------------------------------------------------------------------------
--
2. Address (for MILITARY personnel, Home = Home of Record; Business = Present Address; Business address will be billed.)
--
                        ---------------------------------------------------------------------------------------------------------
   Mail to:     Home [_]
                        ---------------------------------------------------------------------------------------------------------
            Business [_]
                        ---------------------------------------------------------------------------------------------------------
                            number    street                   city                        state         zip        county
--                               ---------------   ------------------------                          ----------     ---------
3. Phone Number - Home area code                 #                           Preferred Calling Time:            AM            PM
--                               ---------------   ------------------------                          ----------     ---------
       (where proposed insured can be contacted)
                                 ---------------   ------------------------                          ----------     ---------
              Business area code                 #                           Preferred Calling Time:            AM            PM
                                 ---------------   ------------------------                          ----------     ---------
--
4. a) Occupation: (exact duties and years) b) Employer's Name and Address                    c) For Military Business
--
---------------------------------------------------------------------------------------------------------------------------------
                                                                                Branch of Service
                                                                                                  -------------------------------
                                                                                Pay grade
                                                                                          ---------------------------------------
                                                                                                                   --------------
                                                                                Estimated discharge date   (mo/yr)       /
                                                                                                                   --------------
                                                                                Is Insured a dependent?   yes [_]  no [_]
---------------------------------------------------------------------------------------------------------------------------------

--
5. Currently or during the past 12 months, has the Insured:
--
   a) smoked one or more cigarettes?                     yes [_]       no [_]
   b) used another form of nicotine?                     yes [_]       no [_]
   If "yes," specify type:      pipe [_]                  chewing tobacco [_]
       nicotine gum [_]        cigar [_]                            other [_]
--         --------    -----              -----------
6. Height:         ft.      in. Weight:              lbs.
--         --------    -----              -----------
   Any weight gain or loss in last 6 months?
                      ----------
   Weight gain [_]              lbs.
                      ----------
   Weight loss [_]    (gain or loss)                                 None [_]
--
7. a) Complete if specific Policy Date requested:
--                      ---------------------
   Date (mo/day/yr)                           OR
                        ---------------------
   b) Date policy to save Insured's age?                 yes [_]       no [_]
--
8. Is the Insured now performing all the duties of his or her regular occupation
--
   on a full-time basis at the usual place of business?  yes [_]        no[_]
   (If "no," explain in Remarks. Include date of last full-time work.)

--
9. Will coverage applied for replace or change any life insurance or annuities?
--
                                                   yes [_] no [_]
   If "yes," complete:

                                                                    Life
                                    Issue         Policy           Group or
       Amount       Company         Year          Number           Annuity
---------------------------------------------------------------------------
 $
---------------------------------------------------------------------------
 $
---------------------------------------------------------------------------
 $
---------------------------------------------------------------------------
 $
---------------------------------------------------------------------------
 $
---------------------------------------------------------------------------
 $
---------------------------------------------------------------------------
           (Submit replacement form if required.)
Is this a 1035 Exchange?                          yes [_]  no[_]

--------------------------------------------------------------------------------
SECTION B-COVERAGE INFORMATION
--------------------------------------------------------------------------------
---       --------------------------------
10. Plan
---       --------------------------------
Initial Face Amount $                              OR
  Amount Purchased ---------------------- (not for
     by Premium of                        Adjustable Life)
                   ----------------------
Note: Premium stated here must be for frequency given in Question 18.

Adjustable Life only
Death  Benefit Option
[_] Option 1
              OR
[_] Option 2


Whole Life Only
                                       ------------------
[_] Single Premium GO (AGOR)            $
                                       ------------------
[_] Modal Premium GO (MGOR)             $
                                       ------------------
[_] Rollover/Loan GO (LGOR)             $
                                       ------------------
[_] Exchange Rider                      $
                                       ------------------

Adjustable Life and Whole Life
[_] Waiver of Premium/Monthly Deduction

                                       ------------------
[_] Accidental Death Benefit (ADB)      $
                                       ------------------
[_] Perchase Option Rider (POR)         $
                                       ------------------
[_] Other
                                       ------------------
[_] Children's Term Rider

    Name(s) & Date(s) of birth of children-specify medical history in
    Question 24.
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
90-406
      --------------------------------------------------------------------------

                                                         ----------------------
[_] Spouse's Term Rider                      Face Amount  $
                                                         ----------------------
Spouse's Name
 First                Middle        Last (include maiden name if female)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    -----------------               ----------------------------
Birthdate: (m/d/y)     /      /         Birthplace
                    -----------------          ---------------------------------
Social Security Number                                    -         -
                                               ---------------------------------
Driver's License Number
                                               ---------------------------------
License State
                                               ---------------------------------
Occupation(exact duties & years)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Currently or during the past 12 months, has the spouse:
a) smoked one or more cigarettes?                     yes  [_]   no  [_]
b) used another form of nicotine?                     yes  [_]   no  [_]
   If "yes," specify type:         pipe  [_]        chewing tobacco  [_]
       nicotine gum  [_]          cigar  [_]                  other  [_]
           -----     -----                  -------
   Height:       ft.      in.       Weight:        lbs.
           -----     -----                  -------
   Date policy to save Spouse's age?                  yes  [_]   no  [_]
---
11. Automatic Premium Loan if available?             *yes  [_]   no  [_]
---
    *Not available on qualified retirement plans, or non-cash value plans.
--------------------------------------------------------------------------------
Life Remarks (see Page 4 for additional remarks)

--------------------------------------------------------------------------------
                                                       Form No. 15411NY (1/2002)

---
12. Beneficiary: for children's or spouse's insurance as provided in contract;
---
    for other insurance as follows, subject to policy's beneficiary provisions:
a)  [_]   (Name)                      (Relationship to Insured)
    1st
--------------------------------------------------------------------------------
                                                  /
--------------------------------------------------------------------------------
    if living, if not
    2nd
--------------------------------------------------------------------------------
                                                  /
--------------------------------------------------------------------------------
    if living, if not
    3rd
--------------------------------------------------------------------------------
                                                  /
--------------------------------------------------------------------------------
    if living, if not, Executors or Administrators of:
    [_]  Insured
    [_]  Other (use remarks)
         (Unless otherwise specified, joint beneficiaries will receive equally, or other survivor(s) will receive the entire proceeds.) OR
b)  [_]  Trustee(s) specified in 15b
--------------------------------------------------------------------------------
---
13. Ownership (Rights)-if JUVENILE Insured
---
    During Insured's lifetime all rights belong to:
a)  [_]  Applicant             -------------------------------------------------
         if living, if not, to
                               -------------------------------------------------
                                     (Name and relationship to Insured)
         if living, if not, to the Insured.
b) [_] Insured (If Insured is a minor, guardianship papers may be required to exercise rights.)
               ----------------------------------------------------
c)  [_]  Other
               ----------------------------------------------------
--------------------------------------------------------------------------------
---
14. Taxpayer Identification Number for PolicyOwner
---
    (Rightsholder)          -------------------------------------------
    (if other than Insured)
                            -------------------------------------------

---
15. Ownership (Rights)-if ADULT Insured
---
    During Insured's lifetime all rights belong to:
a)  [_]   Insured, OR
                        --------------------------------------------------------
b)  [_]   Trustee under
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          --------------
trust or plan dated:           (mo/day/yr)    /    /     OR
                                          --------------
                ----------------------------------------------------------------
c)  [_]   Other
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Also give final Rightsholder, e.g. Insured or Estate of
         -----------------------------------------------------------------------
"Other":
         -----------------------------------------------------------------------
--------------------------------------------------------------------------------
---
16. Dividend Option (participating policies only)
---
 1. [_]   Additions   2. [_]   Cash
 3. [_]   Reduce premium -- Balance to:
          [_] additions  [_]   cash     [_] Deposits
 4. [_]   Deposits    5. [_]   OYT-Bal to deposits
 6. [_]   OYT-Bal to additions 7. [_]  OYT-Bal to red. prem
 8. [_]   Reduce loan -- Balance to:
          [_] additions    [_]   cash  [_]   red. prem    [_]   deposits
                ----------------------------------------------------------------
 9. [_]   Other
                ----------------------------------------------------------------
--------------------------------------------------------------------------------
---                                               ------------------------------
17. Special Market: GA Method
---                                               ------------------------------
    Tax Plan Number
                                                  ------------------------------
                                                         (if established)
                                                  ------------------------------
    Payroll Allotment Plan Number
                                                  ------------------------------
                                                         (if established)
--------------------------------------------------------------------------------
---                                               ------------------------------
18. Premium Frequency
---                                               ------------------------------
Adjust. Life sched. prem. amt.                    $
                                                  ------------------------------
Amount Paid                                       $
                                                  ------------------------------
                       [_] None
Has the Insured received a copy of the Temporary Insurance Agreement?
                                                                yes [_]   no [_]
--------------------------------------------------------------------------------
SECTION C-SPECIAL ELECTIONS
--------------------------------------------------------------------------------
---
19. Purchase Option Election:
---
    (Do not use if increase to existing Adjustable Life.)
                    ------------------------------------------------------------
a)  Original Policy
    Numbers
                    ------------------------------------------------------------
b)  Is purchase made under Advanced Privilege?                  yes [_]   no [_]
    If "yes," complete below:
                                          ---------------
    (i) Option Date used: (mo./day/yr.)       /     /
                                          ---------------
   (ii) Event:
                                          ---------------
        [_] Marriage:     (mo./day/yr.)       /     /
                                          ---------------
                           -----------------------------------------------------
            Name of spouse
                           -----------------------------------------------------
        [_] Birth or Finalized Legal Adoption of child
                          ------------------------------------------------------
            Name of child
                          ------------------------------------------------------
                                          ---------------
            Born:         (mo./day/yr.)       /    /
                                          ---------------
            Date Adoption finalized:
                                          ---------------
                          (mo./day/yr.)       /    /
                                          ---------------
--------------------------------------------------------------------------------
---
20. Qualified Retirement Plan:
---

a) Is this policy being applied for under:
    (i) an Internal Revenue Service Qualified Pension or Profit-Sharing Plan?
                                                                 yes [_]  no [_]
   (ii) a Keogh (HR-10) self-employed plan?                      yes [_]  no [_]

---
20. (continued)
---                                       ---------------
b) Date of Employment: (mo./day/yr.)          /    /
                                          ---------------
c) Mailing address of rightsholder
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
--------------------------------------------------------------------------------
---
21. Attained Age Term Conversion:
---
    (Do not use if increase to existing Adjustable Life.)
                      ----------------------------------------------------------
a)  Original Policy
    Numbers
                      ----------------------------------------------------------
b)  Conversion From                                          Date of Issue
                                                         -----------------------
    [_] Term Policy           (mo./day/yr.)                     /      /
                                                         -----------------------
                                                         -----------------------
    [_] Term Rider            (mo./day/yr.)                     /      /
                                                         -----------------------
                                                         -----------------------
    [_] Other                 (mo./day/yr.)                     /      /
                                                         -----------------------

                                                         -----------------------
c)  Conversion Date           (mo./day/yr.)                     /      /
                                                         -----------------------
    (not later than date to which premiums are paid on original policy)

d)  Any term balance remaining after conversion shall be:
              continued, if allowed [_]      discontinued [_]
    (New policy subject to all rights and interests of any assignee of original policy.)

e)  For Adjustable Life only, apply any Term Conversion
    credit as:           Dump-in [_]    OR    Defer [_]

90-406                                                 Form No. 15411NY (1/2002)

--------------------------------------------------------------------------------
SECTION D-FINANCIAL / MEDICAL INFORMATION. Questions 22 thru 28 must be answered for all covered individuals (except for Purchase Option Elections and Term Conversions with no excess).
--------------------------------------------------------------------------------

---                                             ---------------
22. a) Total Individual Life Insurance in force  $
---                                             ---------------
    b) Total Annual Income before Taxes          Insured          Applicant (if other than Insured)
                                                ---------------------------------------------------
                      (i) Last Tax year          $                $
                                                ---------------------------------------------------
                     (ii) Current year           $                $
                                                ---------------------------------------------------
    c) Net Worth                                 $                $
                                                ---------------------------------------------------
---------------------------------------------------------------------------------------------------
---
23. a) Within the past 2 years has any person proposed for insurance:
---
       (i)   been convicted of two or more moving violations or driving under the influence of alcohol or drugs; or had a driver's license suspended or
             revoked?                                                                yes [_] no [_]
       (ii)  flown as a pilot or crewmember, or engaged in parachuting, hang gliding, ballooning, motorized-racing or underwater diving below 60
             feet?                                                                   yes [_] no [_]
       (iii) operated a motorcycle?                                                  yes [_] no [_]
    b) Does any such person presently intend to engage in any activity in
       23a(ii) in the future?  (If "yes" to any of 23 a(i), a(ii), or b, complete
       Section E.)                                                                   yes [_] no [_]
---------------------------------------------------------------------------------------------------
---                                                 ---
24. Has any person proposed for insurance:          25. Is any person proposed for insurance
---                                                 --- receiving special training because of
    (circle the applicable item)                        physical or mental disability or unable to
                                                        participate actively at work, school or
a)  ever been medically diagnosed, medically            perform normal activities?   yes [_] no [_]
    treated for, or had symptoms of heart trouble,
    heart murmur, chest pain, stroke, high blood        (If "yes" give details below.)
    pressure, diabetes, cancer or tumor?
                                    yes [_] no [_]  -----------------------------------------------
b)  ever used cocaine, heroin, LSD, marijuana or
    any other narcotic drug or controlled           -----------------------------------------------
    substance except as prescribed by a physician?
                                    yes [_] no [_]  -----------------------------------------------
c)  during the past 2 years had a physical exam?    -----------------------------------------------
                                    yes [_] no [_]  ---
    prompted by symptoms?           yes [_] no [_]  26. Complete if Insured is now under age 15:
    findings normal?                yes [_] no [_]  ---
d)  during the past 5 years had any illness,        a)  State total amount of insurance in force on
    surgery, or injury requiring treatment by a         the life of applicant or child's parent, if
    physician, hospital or other medical facility?                                      -----------
                                    yes [_] no [_]      greater                          $
e)  during the past 5 years been treated or                                             -----------
    counseled for mental or emotional trouble,      b)  Are any other children in the family
    neurological disorder or the use of alcohol or      insured for a lesser amount?
    drugs by a physician, counselor, psychologist,                                   yes [_] no [_]
    hospital or clinic?             yes [_] no [_]
f)  during the past 10 years been diagnosed with         (If "yes" give details below.)
    or treated for AIDS or HIV infection by a
    memberof the medical profession?                -----------------------------------------------
                                    yes [_] no [_]
                                                    -----------------------------------------------
(If "yes" to any part of this question, include
details in Question 28.)                            -----------------------------------------------
                                                    -----------------------------------------------
                                                    ---
                                                    27. Personal Physician Information
                                                    ---
                                                                -----------------------------------
                                                        Name
                                                                -----------------------------------
                                                        Address
                                                                -----------------------------------

                                                                -----------------------------------
                                                        Phone Number       #
                                                                     -----   ----------------------
                                                        Date last seen:  (mo./day/yr.)    /  /
                                                                                       ------------
---------------------------------------------------------------------------------------------------

---
28. Details of all "yes" answers for Question 24. For any checkup or routine examination, indicate what symptoms, if any, prompted
--- it and include results of the examination and any special tests. Include clinic identification number if applicable.

Question        Person, Illness, Treatment and       Onset      Recovery     If disabled,    Doctor, Clinic or Hospital,      Pre-
Number               Number of Attacks               Date         Date        how long?         Complete Address, and       payment
(24 a,b,c,    (including specific diagnosis and    mo/day/yr    mo/day/yr    (in months)            Phone Number              Fee
d,e, or f)             medication)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

90-406                                                 Form No. 15411NY (1/2002)

28. (continued)

Question          Person, Illness, Treatment       Onset           Recovery       If disabled,   Doctor, Clinic or Hospital  Pre-
Number            and                              Date            Date           How long?      Complete Address and        payment
(24 a, b, c       Number of Attacks                (mo/day/yr)     (mo/day/yr)    (in months)    Phone Number                Fee
d, e, or f)       (including specific diagnosis
                  and medication)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Life Remarks (continued)
------------------------








------------------------------------------------------------------------------------------------------------------------------------
90-406                                                                                                     Form No. 15411NY (1/2002)

--------------------------------------------------------------------------------
SECTION E-AUTOMOBILE/AVIATION/AVOCATION INFORMATION (Complete only if any of question 23 is answered yes.)
--------------------------------------------------------------------------------

          Insured [_]                    Spouse [_]            Child [_]
--------------------------------------------------------------------------------
---
29. Automobile Driving Record
---
                        --------------------------------------------------------
a)  Driver License Nos.
                        --------------------------------------------------------
              ---------                            ----------
    States of           Expiration Date: (mo./yr.)    /
              ---------                            ----------
b)  Have you ever been convicted of driving while under the influence of alcohol
    or drugs?                                                      yes [_] no[_]
                    -------
    How many times?
                    -------
                                ------------------------------------------------
    Conviction Dates: (mo./yr.)
                                ------------------------------------------------
c)  Number of moving violations you have been convicted of in the past 2 years?
                                                                       ---------

                                                                       ---------
    How many speeding violations?
                                                                       ---------
                Speeding Date          Speed Limit            Speed Attained
              ------------------------------------------------------------------
    (mo./yr.)
              ------------------------------------------------------------------
d)  Have you ever had your driver's license suspended or revoked?  yes [_] no[_]
    If yes:      Date Suspended/
                 Revoked              For how long       Date Restored
              ------------------------------------------------------------------
    (mo./yr.)
              ------------------------------------------------------------------
--------------------------------------------------------------------------------
---
30. Aviation
---
a)  Have you flown an aircraft within the past 2 years as a pilot or crew
    member, or do you intend to do so in the future?               yes [_] no[_]
b)  Date of last flight as pilot?                       (mo./yr.)  yes [_] no[_]
c)  Type of aviation license or certificate now held?
    Student  [_]   Private    [_]   Commercial [_]
    Military [_]   Instructor [_]   Other      [_]
                                                                ----------------
    Date of Issue:                                      (mo./yr.)    /    /
                                                                ----------------
    Do you intend to renew?                                        yes [_] no[_]
                                                       -------------------------
d)  Total hours flown as pilot?
                                                       -------------------------
e)  Have you ever done any test flying, or do you intend to do so?
                                                                   yes [_] no[_]
    (If "yes," explain in "Remarks.")
f)  Do you have an Instrument Flight Rating (IFR)?                 yes [_] no[_]
--------------------------------------------------------------------------------
Type of Flying                     Hours Flown              Probable
                                     Past 12              Flying Hours
                                     Months              Next 12 Months
--------------------------------------------------------------------------------
Scheduled Airlines
--------------------------------------------------------------------------------
Employer Owned Plane
(for business transportation)
--------------------------------------------------------------------------------
Private Plane
(for pleasure or business)
--------------------------------------------------------------------------------
Nonscheduled Airlines
(explain in "Remarks")
--------------------------------------------------------------------------------
Charter
--------------------------------------------------------------------------------
Flight instructions as
instructor
--------------------------------------------------------------------------------
Military (include duties
and type of aircraft
in "Remarks")
--------------------------------------------------------------------------------
Other flying
(explain in "Remarks")
--------------------------------------------------------------------------------
g) If either is necessary under Company rules, which of the following do you prefer?
         Full aviation coverage at an extra premium                          [_]
         Restricted aviation coverage without extra premium                  [_]
--------------------------------------------------------------------------------
---
31. Avocations
---
a)  Motor Vehicle Racing
    1.   Racing Status:  Professional [_]  Amateur [_]
    2.   Type of vehicle you race:
         Stock Car [_]  Sports Car [_]  Other [_]
         Dragster  [_]  Midget Car [_]
         Boat      [_]  Motorcycle [_]
    3.   Exact description of vehicle (Formula 1, Thunderboat, etc.)
                                                    ----------------------------

                                                    ----------------------------
    4.   Type of track:
         Paved [_]  Dirt [_]  Other [_]
    5.   Type of Race:
         Speed [_]  Hill Climbing [_]  Other [_]
         Rally [_]  Dragstrip     [_]
                                            ----------
    6.   Number of Races in last 12 months:
                                            ----------
                        ----
         Maximum Speed:      mph
                        ----
                                         ---------
         Date of last race:    (mo./yr.)    /
                                         ---------
b)  Underwater Diving

    1.   Do you dive for:
         Pleasure only [_]  Pleasure and employment [_]
    2.   Number of dives in last 12 months to:
         60ft      [_]  61-75ft    [_]  76-100ft [_]
         101-150ft [_]  over 150ft [_]
                                                    ---------
    3.   Date of last dive below 60ft:    (mo./yr.)    /
                                                    ---------
    4.   Do you dive alone?                                        yes [_] no[_]
c)  Parachute Jumping
    1.   Are you a member of a Parachute Club which adheres to PCA safety rules
         and regulations?                                          yes [_] no[_]
                                                     ---------------------------
    2.   Total Number of Jumps made:
                                                     ---------------------------
                                                        ---------
    3.   Date of last jump:                   (mo./yr.)    /
                                                        ---------
d) Gliding
    1.   Glide Status:  Professional [_]  Amateur [_]
    2.   Type of aircraft used:
         Hang glider [_]  Sailplane [_]  Other [_]
                                      (If sailplane, also complete Question 30.)
    3.   Are you affiliated with a hang glider club?               yes [_] no[_]
    4.   Maximum altitude achieved:
         to 50ft [_]  over 50ft [_]
                                                       -------------------------
    5.   Total number of flights made:
                                                       -------------------------
                                                       -------------------------
    6.   Number of flights in last 12 months:
                                                       -------------------------
                                                        ---------
    7.   Date of last flight:                 (mo./yr.)    /
                                                        ---------
e) Ballooning
         (Complete the following questions and Question 30.)
    1.   Do you fly over:
         land only [_]  land and water [_]
    2.   Type of Balloon:      Hot Air [_]  Gas [_]
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Do you anticipate future participation in any of the above avocations?
                                                                   yes [_] no[_]
Do you anticipate future participation in any other avocations?    yes [_] no[_]
(If "yes," give details in "Remarks.")
--------------------------------------------------------------------------------
Remarks:

--------------------------------------------------------------------------------
FOR HOME OFFICE USE ONLY: Any Home Office corrections and amendments made after the application was signed are shown either in this space or on a separate form requiring signed ratification.

--------------------------------------------------------------------------------
90-406                                                 Form No. 15411NY (1/2002)

--------------------------------------------------------------------------------
I represent the statements and answers in this application to be true and complete to the best of my knowledge and belief. I offer them to the appropriate MONY Company to induce it to issue the policy or policies and to accept the payment of premiums thereunder.

I agree that: (1) Payment of the first premium, if after the application date below, will mean that I represent that such statements and answers would be the same if made at the time of such payment; (2) no one but an Executive Officer of the Company may change any contract or waive any of its provisions; (3) when coverage takes effect: if a policy is issued exactly as applied for and required cost has been received, the policy will take effect on the date we authorize its delivery or on any later requested Policy Date. If a policy is issued either (a) other than as applied for, or (b) exactly as applied for but any required cost remains unpaid, the policy will take effect on the date it is delivered, provided its delivery and payment of any required cost are made while each person to be insured is living. But, in any case, a policy will not take effect for any of these situations before the date indicated: (a) for a Purchase Option election (Question 19), the Option Date; (b) for the exercise of a Term Conversion (Question 21); (c) for a Government Allotment authorization, its Policy Date. "Required Cost" in the case of a Purchase Option election or a Term Conversion is the full first premium. In any other case, "required cost" is the amount necessary to put the policy in force. (4) Acceptance of any policy issued will ratify any correction in or amendment to the application noted by the Company in the space provided "FOR HOME OFFICE USE ONLY," in Section E of the application. A Copy of the application attached to the policy will be sufficient notice of the change made. If the laws where the application is made so require, any change of amount, class of risk, age at issue, plan of insurance or benefits must be ratified in writing.

Under the penalties of perjury, I certify that:
- The number shown under Question 1 or 14 on Part 1 of the application is the correct taxpayer identification number of the rightsholder (or the rightsholder is waiting for a number to be issued).
- I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
(IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding (does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contribution to an individual retirement arrangement (IRA), and payments other than interest and dividends.)

For Underwriting and claim purposes, I permit:
- Any physician or other medical practitioner, hospital, clinic, other medically related facility, consumer reporting agency, or the Medical Information Bureau
(MIB) to give medical record information regarding me to the Company or any of its reinsurers. The data includes findings on medical care; psychiatric or psychological care or examinations; or surgery. Also, any insurer or reinsurer may give the company medical data described above and data about current or pending insurance I may have.
- The Company to get consumer reports; and motor vehicle reports about me.
- Any employer, business associate, financial institution, insurer, government unit or MIB, Inc. to give the Company any data that they may have about my occupation, avocations, driving record, finances, insurance coverage, general reputation and aviation activities (ie: "personal information").

I understand that:
- A photocopy or facsimile transmission copy of this form will be as valid as the original. My consent to get medical record information and personal information about me will end two years from the date shown below. I may at anytime, however, revoke my permission to get any data protected by 42 CFR Part 2 or any other Federal or State law or regulation which provides for such revocation. Any action taken before revocation, however, will be valid.
- I have been given a copy of "MONY's Information Practices and The Underwriting Process," including notices regarding consumer reports, and MIB, Inc. I know that I have a right to get a copy of this form.
- My records are protected under federal and state law and cannot be disclosed without my written consent unless otherwise provided by law. I further understand that the specific types of information to be disclosed may, if applicable, include: diagnosis, prognosis, and treatment for physical and/or emotional illness, including treatment of alcohol or substance abuse for any admissions; diagnosis, prognosis, and treatment of HIV infection, including HIV test results; and diagnosis, prognosis and treatment for any communicable disease or serious communicable disease or infection, including sexually transmitted diseases.
- All or part of the data which the Company gets may be sent to MIB. It may also be disclosed to and used by any Company reinsurer, employee or contractor who performs and business service on any insurance I may have applied for or have with the Company.

                           -------------------------------         -------------
Signed at (City and State)                                 on Date
                           -------------------------------         -------------
  -----------------------------------   ----------------------------------------
X                                     X
  -----------------------------------   ----------------------------------------
         Signature of Insured            Signature of Spouse - if to be Insured

Signature of Applicant (if other than Insured), who agrees to be bound by the representations and agreements in this and in any other part of this application. In the case of the exercise of a purchase option election or a conversion privilege, applicant means the owner of such right (other than the Insured).
  -----------------------------------------------------   ----------------------
X
  -----------------------------------------------------   ----------------------

  Signature of: Applicant [_]  Owner (Rightsholder) [_]          Address

  ---------------------------------------   ------------------------------------
X
  ---------------------------------------   ------------------------------------

   Signature of Parent or Legal Guardian     Field Underwriter - Licensed Agent
       (if Insured is under age 15)
--------------------------------------------------------------------------------
90-406                                                 Form No. 15411NY (1/2002)

             PROVISIONS OF THE TELEPHONE/FAX AUTHORIZATION PRIVILEGE

MONY Life Insurance Company ("MONY") and MONY Life Insurance Company of America ("MONY America") ("MONY" and "MONY America" collectively referred to as the "Company") have adopted the procedures set forth below to seek to prevent transfers among the subaccounts of variable insurance contracts issued by the Company from being made based upon unauthorized telephone instructions. The Company believes that the procedures adopted are reasonable and also reflect procedures prevalent in the industry. Accordingly, a purchaser of a variable life insurance policy or a variable annuity contract issued by the Company ("rightsholder/contractholder") who elects to make, or to authorize a registered representative of MONY Securities Corporation to make at such Rightsholder/Contractholder's specific instruction for each transfer, transfers of values among subaccounts by telephone assumes the risk of any loss in the event that such instructions are not genuine. It is, therefore, extremely important that a Rightsholder/Contractholder take extreme care not to disclose information about themselves or their contracts or policies to persons whom the Rightsholder/Contractholder would not want to authorize to make telephone transfers.
1. A Rightsholder/Contractholder may elect to have transfers of values among the subaccounts of variable accounts made by telephone ("Telephone Transfer) only upon completion, execution, and return of the form provided by the Company for that purpose or the authorization contained on the variable insurance contract application or the authorization contained on the variable insurance contract application which, among other things, acknowledges the agreement to the procedures set forth below. Unless the Rightsholder/Contractholder signs the form provided by the Company or the authorization contained on the variable insurance contract application and that form or application is received and accepted by the Company at its Syracuse Operations Center, a Rightsholder/Contractholder will not have Telephone Transfer privileges.
2. Only the Rightsholder/Contractholder, or by specific written designation by the Rightsholder/Contractholder, a registered representative of the MONY Securities Corporation who is also a field underwriter of MONY and who (i) has specific authority for each transfer, and (ii) is the primary field underwriter/registered representative as designated on the Application (or, if such person is no longer a MONY field underwriter and/or MSC registered representative, then the registered representative assigned to the case) ("MSC designated representative"), may initiate a Telephone Transfer by calling a telephone number specifically designated by the Company from time to time for that purpose. A Rightsholder/Contractholder must give specific direction to the MSC designated representative each time the Rightsholder/Contractholder wishes to direct a Telephone Transfer. Rightsholders/Contractholders who authorize telephone transfers to be made by an MSC designated representative assume the risk that any Telephone Transfer made at the direction of such MSC designated representative was not, in each instance, in fact authorized.
3. The Rightsholder/Contracthoder, or if so designated a MSC designated representative a the specific direction of the rightsholder/cortractholder, shall call the designated telephone number, and provide the following information:
         a. name of rightsholder/contractholder
         b. name of person calling
         c. name of insured/annuitant
         d. date of birth of insured/annuitant
         e. policy or contract number
         f. social security account number or insured/annuitant
         g. daytime telephone number
4. The Company will compare the information provided in paragraph 3 above, with that contained in the records of the Company and if such information matches the information in the records of the Company, the telephone instructions will be accepted by the Company.
5. The Company will record each telephone instruction and will retain such recording for a period of not less than 6 months from the date the telephone instruction was given by or on behalf of the contractholder. The rightsholder/contractholder and the MSC designated representative hereby consent to such recording and retention.
6. The Telephone Transfer instruction will be executed at the net asset value next calculated by the Company if the Telephone Transfer instruction is received before 3:00 P.M. (Eastern Time) on a day on which the New York Stock Exchange is open for business. If the New York Stock Exchange is not open for business on the day of receipt, the Telephone Transfer instruction will be executed at the net asset value calculated at the close of business on the first day thereafter on which the New York Stock Exchange is open for business.
7. The Company will send a confirmation of the transfer to the rightsholder/contractholder at the address on the records of the Company within 5 days from the date of the telephone call.
8. If the Rightsholder/Contractholder does not contact the Company within 20 calendar days from the date of mailing of the confirmation, the authenticity of the MSC designated representative's instructions and the prior direction of the MSC designated representative, as reflected in the confirmation, shall be conclusively presumed.
9. Should the Company impose a transfer fee under a variable insurance contract, there will be a deduction of that charge from the subaccount from which any such transfer is made; it being understood that each direction which transfers values from one subaccount to another is considered a separate transfer request, even though made in the same telephone call.
10. By accepting a Telephone Transfer, the Company will have no liability for actions taken pursuant to Telephone Transfers so long as the Company follows the guidelines set forth above, unless a rightsholder/contractholder notifies the Company (and such notice, if orally given, is confirmed in writing, postmarked within 2 working days from the date of such oral notice and received within 7 calendar days from the date of the postmark) that a transaction shown in a confirmation of the Telephone Transfer was not authorized by the rightsholder/contractholder. In the event an unauthorized transaction is discovered by the rightsholder/contractholder, the Company's only responsibility, assuming the Company followed the procedures in these guidelines, is to reverse the transfer made as a result of the unauthorized Telephone Transfer instruction at the net asset value next calculated following receipt of the notice from the rightsholder/contractholder. This reversal, if made upon notice orally given, will not be effective unless the written confirmation is actually received within the time period set forth in this paragraph. The effect of these provisions is to place the risk of loss for unauthorized Telephone Transfer instructions on the rightsholder/contractholder.
11. The Company reserves the right to withdraw Telephone Transfer privileges, to terminate the Telephone Transfer program, and to modify any of the foregoing procedures at any time upon notice to the Rightsholder/Contractholder who has filed an election on the form provided by the Company. Holders of variable contracts whose executed form provided by the Company has not been received and accepted by the Company prior to any such change, shall not be entitled to notice.


                                                           POLICY NUMBER(S)                           AGENCY
                                                                            ------------------------         --------------

                                                                            ------------------------         --------------

                                                                            ------------------------         --------------
TEMPORARY LIFE INSURANCE AGREEMENT
(Subject to all of the provisions below)
Application to: MONY Life Insurance Company
---------------------------------------------------------------------------------------------------------------------------
"We", "us" and "our" refer to the insurance company.
---------------------------------------------------------------------------------------------------------------------------
RECEIPT (Must check one box below)
[_] We received $________ on the date of this Agreement from the proposed Insured or applicant in connection with an application for a life insurance policy made to us on ______________________________________ (the application date).

[_] We received an official military verification of a Government Allotment authorization in the amount of $________ in lieu of cash. (See "Conditions Precluding Coverage Under This Agreement" section, item number 4, on the reverse side.)

[_] We received a remitter plan agreement guaranteeing the payment of the first full premium, reckoned from the plan's next common due date, in lieu of cash. (See "Conditions Precluding Coverage Under This Agreement" section, item number 3, on the reverse side.)
---------------------------------------------------------------------------------------------------------------------------
AGE, HEALTH AND WORK QUESTIONS
Nothing in this section applies--and questions should not be answered--for Purchase Option Elections and Term Conversions where no excess amount is involved.

A. Is the proposed Insured under 15 days of age or over age 70?                                          YES [_]   NO [_]

B. Has any person proposed for insurance:
   1. Within the past 90 days, consulted a physician or other medical practitioner and been advised to have:

      a) any diagnostic test (except for an HIV test) which:
         (i) has not yet been performed?                                                                 YES [_]   NO [_]
         (ii) has been performed but the results of the test are not yet known to such person?           YES [_]   NO [_]

      b) any surgery not yet performed?                                                                  YES [_]   NO [_]

   2. Within the past 2 years, been diagnosed or treated for heart trouble, stroke or cancer,
      or had such treatment recommended by a physician or other medical practitioner?                    YES [_]   NO [_]

   3. During the past 10 years been diagnosed or treated for AIDS or HIV infection by a
      member of the medical profession?                                                                  YES [_]   NO [_]

If any of A or B is answered YES or LEFT BLANK, no Field Underwriter or other person is authorized to accept money, and NO
INSURANCE will take effect under this Agreement.
---------------------------------------------------------------------------------------------------------------------------
Be sure to read all of the provisions on the reverse side before signing.
---------------------------------------------------------------------------------------------------------------------------
If the application has been completed prior to the date of this Agreement, the undersigned(s) hereby reaffirm that the statements and answers in that application would be the same if made on the date of this Agreement.
THE UNDERSIGNED(S) HAVE RECEIVED A COPY OF AND HAVE READ BOTH SIDES OF THIS AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE
AND COMPLETE TO THE BEST OF THE KNOWLEDGE AND BELIEF OF THE UNDERSIGNED(S), WHO UNDERSTAND AND AGREE TO ALL OF THE TERMS OF
THE AGREEMENT.

                                    ---------------------------------------------------------------          --------------
Agreement Dated at (City and State)                                                                 on Date
                                    ---------------------------------------------------------------          --------------
                                    ---------------------------------------------------------------------------------------

Signature(s) of proposed Insured(s) X
                                      -------------------------------------------------------------------------------------

Signature of Applicant (if other than proposed Insured) who agrees to be bound by the representations and agreements in this and any other part of this application.

  -------------------------------------------------------------------------------------------------------------------------
X
  -------------------------------------------------------------------------------------------------------------------------
       (Name)                                      (Relationship)            (Complete Address of Applicant)

                     ------------------------------------------------------------------------------------------------------
Countersigned by
                     ------------------------------------------------------------------------------------------------------
Field Underwriter (Licensed Agent)


---------------------------------------------------------------------------------------------------------------------------
 TIA-NB-90B       HOME OFFICE COPY                                                                Form No. 15411NY (1/2002)

--------------------------------------------------------------------------------

AMOUNT OF COVERAGE - $500,000 MAXIMUM
The amount of coverage for any person covered by temporary insurance under this Agreement and any other such Temporary Insurance Agreement(s) will be the lesser of: (a) the amount applied for on that person in Question 10 of the application, including any amount payable under the terms of any additional benefit riders; and (b) $500,000.

If any insurance becomes payable under this Agreement, we will deduct from those proceeds any amount needed to pay the cost of that insurance. Any part of the payment acknowledged in RECEIPT which is in excess of the amount needed to pay the cost of any insurance becoming payable under this Agreement will be refunded.
--------------------------------------------------------------------------------
DATE COVERAGE STARTS
Any temporary insurance under this Agreement will start on the latest of:
1. The date of this Agreement.
2. Any specific policy date requested. (This does not apply to a request for special term insurance. Nor does it apply if payment of the first premium has been guaranteed by a Common Remitter.)
3. The Option Date, for any Purchase Option Election requested in the application.
4. The Conversion Date, for any Term Conversion requested in the application.
--------------------------------------------------------------------------------
CHANGE IN INSURABILITY
Any change in insurability after the later of the dates in (a) and (b) below will not be considered by us in determining any person's insurability for a policy or rider applied for:
(a) the date of this Agreement;
(b) if any medical exams and tests are initially required by our published rules, the date of completion of the last of those exams and tests.
--------------------------------------------------------------------------------
DATE COVERAGE ENDS-90 DAY MAXIMUM
The temporary insurance under this Agreement will end automatically on the earliest of:
1. For a policy issued exactly as applied for, the date the policy takes effect. The policy will replace the temporary insurance.
2. For a policy issued other than as applied for, the earlier of: (a) the date the policy takes effect; and (b) the 15th day after we authorize the policy for delivery. The policy will replace the temporary insurance.
3. The date any policy issued under the application is refused by the applicant.
4. The 45th day after the date of this Agreement if the last of any medical exams and tests initially required by our published rules is not completed.
5. 5 days after the date we decline the application, or the date the Insured or Applicant learns of the declination, if earlier. Any monies should be refunded immediately.
6. In any case, the 90th day after the application date.
The payment acknowledged in RECEIPT will be refunded (without interest) if any temporary insurance under this Agreement ends (other than because of death) without a policy replacing it.
--------------------------------------------------------------------------------
CONDITIONS PRECLUDING COVERAGE UNDER THIS AGREEMENT
No insurance will take effect under this Agreement if any of the following applies:
1. Any material misstatement or answer is made in the application or in this Agreement.
2. The check, draft or money order (tendered under the Receipt section) is dishonored when presented for payment.
3. The Common Remitter plan agreement for your policy is cancelled, or the first full premium on Common Remitter is not received within 90 days from the date of the application.
4. If the Government Allotment authorization is cancelled or we do not receive the first allotment payment: (a) within the ordinary time for processing; and
   (b) in any case, within 90 days from the date of application.
--------------------------------------------------------------------------------
TERMS, CONDITIONS AND LIMITATIONS
1. Temporary insurance will be granted to each person to be insured, only if the equivalent of one monthly premium is collected, and all "Age, Health, and Work Questions" are answered NO for each Insured.
2. The temporary insurance under this Agreement is subject to the terms, conditions and limitations of the policy applied for, including any additional benefit riders and beneficiary designations, and to the terms of this Agreement.
3. No insurance will take effect under this Agreement if the proposed Insured's death results from suicide. Our liability is limited to the return of premium(s) in the event of suicide.
4. NO ONE IS AUTHORIZED TO WAIVE OR MODIFY ANY OF THE PROVISIONS OF THIS AGREEMENT.




--------------------------------------------------------------------------------
TIA-NB-90B         HOME OFFICE COPY                    Form No. 15411NY (1/2002)


                                                           POLICY NUMBER(S)                           AGENCY
                                                                            ------------------------         --------------

                                                                            ------------------------         --------------

                                                                            ------------------------         --------------
TEMPORARY LIFE INSURANCE AGREEMENT
(Subject to all of the provisions below)
Application to: MONY Life Insurance Company
---------------------------------------------------------------------------------------------------------------------------
"We", "us" and "our" refer to the insurance company.
---------------------------------------------------------------------------------------------------------------------------
RECEIPT (Must check one box below)
[_] We received $______ on the date of this Agreement from the proposed Insured or applicant in connection with an application for a life insurance policy made to us on ________________________________ (the application date).

[_] We received an official military verification of a Government Allotment authorization in the amount of $_______ in lieu of cash. (See "Conditions Precluding Coverage Under This Agreement" section, item number 4, on the reverse side.)

[_] We received a remitter plan agreement guaranteeing the payment of the first full premium, reckoned from the plan's next common due date, in lieu of cash. (See "Conditions Precluding Coverage Under This Agreement" section, item number 3, on the reverse side.)
---------------------------------------------------------------------------------------------------------------------------
AGE, HEALTH AND WORK QUESTIONS
Nothing in this section applies--and questions should not be answered--for Purchase Option Elections and Term Conversions where no excess amount is involved.

A. Is the proposed Insured under 15 days of age or over age 70?                                          YES [_]   NO [_]

B. Has any person proposed for insurance:
   1. Within the past 90 days, consulted a physician or other medical practitioner and been advised to have:

      a) any diagnostic test which:
         (i) has not yet been performed?                                                                 YES [_]   NO [_]
         (ii) has been performed but the results of the test are not yet known to such person?           YES [_]   NO [_]

      b) any surgery not yet performed?                                                                  YES [_]   NO [_]

   2. Within the past 2 years, been diagnosed or treated for heart trouble, stroke or cancer,
      or had such treatment recommended by a physician or other medical practitioner?                    YES [_]   NO [_]

     3. During the past 10 years been diagnosed or treated for AIDS by a member of the
        medical profession?                                                                              YES [_]   NO [_]

If any of A or B is answered YES or LEFT BLANK, no Field Underwriter or other person is authorized to accept money, and NO
INSURANCE will take effect under this Agreement.
---------------------------------------------------------------------------------------------------------------------------
Be sure to read all of the provisions on the reverse side before signing.
---------------------------------------------------------------------------------------------------------------------------
If the application has been completed prior to the date of this Agreement, the undersigned(s) hereby reaffirm that the statements and answers in that application would be the same if made on the date of this Agreement.
THE UNDERSIGNED(S) HAVE RECEIVED A COPY OF AND HAVE READ BOTH SIDES OF THIS AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE
AND COMPLETE TO THE BEST OF THE KNOWLEDGE AND BELIEF OF THE UNDERSIGNED(S), WHO UNDERSTAND AND AGREE TO ALL OF THE TERMS OF
THE AGREEMENT.

                                    ---------------------------------------------------------------          --------------
Agreement Dated at (City and State)                                                                 on Date
                                    ---------------------------------------------------------------          --------------
                                    ---------------------------------------------------------------------------------------
Signature(s) of proposed Insured(s) X
                                      -------------------------------------------------------------------------------------

Signature of Applicant (if other than proposed Insured) who agrees to be bound by the representations and agreements in this and any other part of this application.

  -------------------------------------------------------------------------------------------------------------------------
X
  -------------------------------------------------------------------------------------------------------------------------
       (Name)                                      (Relationship)            (Complete Address of Applicant)

                     ------------------------------------------------------------------------------------------------------
Countersigned by
                     ------------------------------------------------------------------------------------------------------
Field Underwriter (Licensed Agent)


---------------------------------------------------------------------------------------------------------------------------
 TIA-NB-90B      APPLICANT'S COPY                                                                Form No. 15411NY (1/2002)

--------------------------------------------------------------------------------

AMOUNT OF COVERAGE - $500,000 MAXIMUM
The amount of coverage for any person covered by temporary insurance under this Agreement and any other such Temporary Insurance Agreement(s) will be the lesser of: (a) the amount applied for on that person in Question 10 of the application, including any amount payable under the terms of any additional benefit riders; and (b) $500,000.

If any insurance becomes payable under this Agreement, we will deduct from those proceeds any amount needed to pay the cost of that insurance. Any part of the payment acknowledged in RECEIPT which is in excess of the amount needed to pay the cost of any insurance becoming payable under this Agreement will be refunded.
--------------------------------------------------------------------------------
DATE COVERAGE STARTS
Any temporary insurance under this Agreement will start on the latest of:
1. The date of this Agreement.
2. Any specific policy date requested. (This does not apply to a request for special term insurance. Nor does it apply if payment of the first premium has been guaranteed by a Common Remitter.)
3. The Option Date, for any Purchase Option Election requested in the application.
4. The Conversion Date, for any Term Conversion requested in the application.
--------------------------------------------------------------------------------
CHANGE IN INSURABILITY
Any change in insurability after the later of the dates in (a) and (b) below will not be considered by us in determining any person's insurability for a policy or rider applied for:
(a) the date of this Agreement;
(b) if any medical exams and tests are initially required by our published rules, the date of completion of the last of those exams and tests.
--------------------------------------------------------------------------------
DATE COVERAGE ENDS-90 DAY MAXIMUM
The temporary insurance under this Agreement will end automatically on the earliest of:
1. For a policy issued exactly as applied for, the date the policy takes effect. The policy will replace the temporary insurance.
2. For a policy issued other than as applied for, the earlier of: (a) the date the policy takes effect; and (b) the 15th day after we authorize the policy for delivery. The policy will replace the temporary insurance.
3. The date any policy issued under the application is refused by the applicant.
4. The 45th day after the date of this Agreement if the last of any medical exams and tests initially required by our published rules is not completed.
5. 5 days after the date we decline the application, or the date the Insured or Applicant learns of the declination, if earlier. Any monies should be refunded immediately.
6. In any case, the 90th day after the application date.
The payment acknowledged in RECEIPT will be refunded (without interest) if any temporary insurance under this Agreement ends (other than because of death) without a policy replacing it.
--------------------------------------------------------------------------------
CONDITIONS PRECLUDING COVERAGE UNDER THIS AGREEMENT
No insurance will take effect under this Agreement if any of the following applies:
1. Any material misstatement or answer is made in the application or in this Agreement.
2. The check, draft or money order (tendered under the Receipt section) is dishonored when presented for payment.
3. The Common Remitter plan agreement for your policy is cancelled, or the first full premium on Common Remitter is not received within 90 days from the date of the application.
4. If the Government Allotment authorization is cancelled or we do not receive the first allotment payment: (a) within the ordinary time for processing;
   and (b) in any case, within 90 days from the date application.
--------------------------------------------------------------------------------
TERMS, CONDITIONS AND LIMITATIONS
1. Temporary insurance will be granted to each person to be insured, only if the equivalent of one monthly premium is collected, and all "Age, Health, and Work Questions" are answered NO for each Insured.
2. The temporary insurance under this Agreement is subject to the terms, conditions and limitations of the policy applied for, including any additional benefit riders and beneficiary designations, and to the terms of this Agreement.
3. No insurance will take effect under this Agreement if the proposed Insured's death results from suicide. Our liability is limited to the return of premium(s) in the event of suicide.
4. NO ONE IS AUTHORIZED TO WAIVE OR MODIFY ANY OF THE PROVISIONS OF THIS AGREEMENT.




--------------------------------------------------------------------------------
TIA-NB-90B      APPLICANT'S COPY                       Form No. 15411NY (1/2002)

[LOGO] THE    MONY Life Insurance Company    Privacy Protection in Underwriting:
       MONY   1740 Broadway                  MONY's Information Practices and
       GROUP  New York, New York 10019       The Underwriting Process
                                             Form No. 10765 (7/2001)

Thank you for applying to MONY for insurance. This form provides important information about the underwriting of your application and MONY's practices respecting your personal and medical record information as required by those states that have adopted the NAIC Model Insurance Information and Privacy Protection Act. MONY Life Insurance Company provides underwriting services for its subsidiary, MONY Life Insurance Company of America ("MLOA"). Therefore, this notice also applies to those persons who apply for insurance with (and will be insured by) MLOA.

About Underwriting
-------------------

Underwriting is the process by which an insurer decides whether and on what basis a proposed insured is insurable according to the company's established underwriting standards. The underwriting process also involves classifying that person as a member of a "risk class" (a group of insureds with equivalent life expectancy). Classifying insureds in this way enables an insurer to charge each individual an equitable premium that is proportionate to the degree of risk he or she presents to the company. Most people fall into the "standard" risk class and are routinely approved.

Underwriting involves the collection and evaluation of "personal information" (information regarding an individual's age, driving record, recreational activities, hobbies, finances, occupation, credit, health or any other personal characteristics) as well as "medical record information" (information regarding physical or mental condition, medical history and treatment). This information may also be described as "nonpublic personal financial and health information" under MONY's Privacy Policy for Customers.

If we are unable to offer you the coverage that you applied for or we offer you coverage on significantly different terms (amount, term or premium) than you applied for, then we will notify you of our decision and the reasons for it. If you then request additional details, we will try to give you a more specific explanation.

Sources of Information
----------------------

The principal source of information for underwriting is your completed application. Therefore, we urge you to review your application carefully to be sure the answers are complete and accurate, especially if the answers were recorded by your financial professional, a medical examiner or another person. If you find any inaccuracy when your policy or certificate is delivered to you (a copy of the application will be attached), then you should contact the company immediately at the address above.

We may ask you to take a medical examination and, in some instances, we may obtain a report from a consumer reporting agency (more information about this appears below). You may also be asked to consent to the withdrawal of blood and the submission of a urine sample, both of which are explained on a notice and consent form that will be submitted to you. With your authorization, we may request information from doctors, hospitals and other medical care providers concerning your past, present or future mental, physical or behavioral health or condition. In addition, we may seek information from the MIB, Inc. (Medical Information Bureau), an information exchange described later in this notice. We may also request information from other insurance companies to which you have applied for insurance.

Protecting Your Privacy
-----------------------

We seek only information that is relevant to the insurance transaction, and respect its confidential nature. It is our practice to share with MONY financial professionals only such non-sensitive underwriting and claims information as may be necessary for their assistance with the insurance sale or in connection with a related transaction, such as a claim evaluation or marketing other coverage offered by MONY or its subsidiaries. Also, we may give an insurance support organization (e.g., MIB) or persons performing a business, professional, or other insurance function for us information necessary for the performance of their requested function. When required by law or by regulatory or legal action, we may release information to regulatory authorities, law enforcement agencies and other third parties. On occasion, we may release information necessary for the conduct of actuarial or underwriting studies, audits and similar activities critical to the conduct of our business. A brief coded report of our underwriting information (but not our underwriting decision) may be sent to MIB (see below). In most cases, however, information will be sent to third parties only when you have authorized the release of such information.



91-401

                                                     Form No. 15411NY (1/2002)

If we require the performance of an HIV antibody (AIDS related) test for your application, then our practices respecting the disclosure and confidentiality of these sensitive test results will be explained in a notice and consent form that will be submitted to you.

For more information about MONY's commitment to protecting the confidentiality and security of information that we collect from individuals who obtain (or seek to obtain) financial products or services from MONY and its affiliates, please review MONY's Privacy Policy for Customers at www.mony.com

You Have Access
---------------

We offer you access to relevant personal information that we have obtained about you. To exercise this right of access, you must submit a written request to us. If our file consists of medical information, you will then be asked to name a physician or health care provider who can explain its nature and substance to you. If we obtained a consumer report (described below) about you during underwriting, then we will provide you with the name and address of the consumer reporting agency that prepared it in response to your request. The consumer reporting agency will then be responsible for providing you with a copy.

You also have the right to ask us in writing to correct or delete any recorded personal information that you believe to be incorrect. In response, we will correct, amend or delete the disputed item, or we will advise you why we cannot agree to do so. You may then prepare a concise statement explaining your position, and it will be filed with your application and included with any subsequent disclosure of the disputed information.

MIB, Inc. (Medical Information Bureau)
--------------------------------------

The Medical Information Bureau is a nonprofit membership organization of life and health insurance companies that operates an information exchange on behalf of its members. As an MIB member company, we may have to make a brief report to MIB about your application. If you apply for or have life or health insurance with another MIB member company, or submit a claim for benefits to such a company, MIB will supply such company with the information it may have in its file upon request. Upon receipt of a request from you, MIB will arrange disclosure to you of any information that it may have about you. In some cases, you will be asked to designate an attending physician to receive any medical information that MIB may have. If you question the accuracy of information in the MIB file, you may contact MIB and seek a correction in accordance with the procedures set forth in the Fair Credit Reporting Act. The address of the MIB information office is 160 University Avenue, Westwood, MA 02090, tel. no. 781-329-4500, fax no. 781-329-3379, www.mib.com

Notice About Possible Consumer Reports
--------------------------------------

We are required to notify you that we may obtain (with your authorization) one or more "consumer reports" to aid us in evaluating your application. One type of report is known as a "consumer credit report." "Consumer credit reports" are obtained from consumer reporting agencies and they address your credit worthiness, credit history, credit standing and credit capacity. The other type of consumer report ("investigative consumer report") provides information on your character, general reputation, personal characteristics or mode of living and it is obtained through personal interviews with third parties such as family members, business associates, financial sources, friends, neighbors, former employers, personal references, or others with whom you are acquainted. We often find that investigative consumer reports assist us with risk appraisal. If we order such a report, it will be prepared by a reputable commercial organization and it will likely address, as appropriate, your age, insurance history, residence, marital status, financial condition, driving record, aviation activities, hazardous sports and recreational activities, health history, use of alcohol and drugs, living conditions, and information relating to your personal and business reputation. We will not share your "consumer credit report" information with any MONY affiliate (except on MLOA applications underwritten by MONY), or any nonaffiliated third party for the purpose of establishing your eligibility for insurance without your written consent.

FINALLY ...
-----------

If you have questions about this material or your application which cannot be answered fully by the financial professional agency, plan administrator, or other office through whom you submitted an application, please write to Director of Consumer Affairs, MONY Life Insurance Company, P.O. Box 4830, Syracuse, New York 13221. Be sure to include your full name and address, and your policy or certificate number and any other identifying information (social security no.) available to help us locate your records.




91-401

                                                       Form No. 15411NY (1/2002)